SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   __________


                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 17, 2001




                                CenturyTel, Inc.
             (Exact name of registrant as specified in its charter)




   Louisiana                      1-7784                      72-0651161
(State or Other             (Commission File                (IRS Employer
Jurisdiction of                  Number)                 Identification No.)
Incorporation)




                  100 CenturyTel Drive, Monroe, Louisiana 71203
               (Address of principal executive offices) (Zip Code)




       Registrant's telephone number, including area code: (318) 388-9000




                                       N/A
          (Former Name or Former Address, If Changed Since Last Report)

Item 5.  Other Events.
         ------------

      On August 17, 2001, CenturyTel, Inc. ("CenturyTel") filed a complaint against Alltel Corporation in the United States District Court, Western District of Louisiana, Monroe Division. The complaint seeks injunctive relief and damages for violation of federal and state laws. A copy of the text of the complaint filed by CenturyTel is filed as Exhibit 99.1 hereto and is hereby incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

     (c)   Exhibits.  The following exhibits are filed with this Report:
           --------

            99.1      Complaint, filed by CenturyTel on August 17, 2001.











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


                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.


                                       CENTURYTEL, INC.


                                       By: /s/ Neil A. Sweasy
                                           ------------------------------------
                                           Name:   Neil A. Sweasy
                                           Title:  Vice President and Controller




Date:  August 21, 2001











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


                                CENTURYTEL, INC.

                           Current Report on Form 8-K

                                  Exhibit Index
                                  -------------


            Exhibit     Description
            No.         -----------
            --

            99.1        Complaint filed by CenturyTel, Inc. on August 17,
                        2001.











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